UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2009


BLAST APPLICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)


Delaware

000-53128

80-0031924
(State or Other Jurisdiction of
Incorporation)

(Commission File Number)

(I.R.S. Employer
Identification Number)

Blast Applications, Inc.
1 West Ames Court
Suite 240
Plainview, NY 11803
(Address of principal executive offices)

(516) 513-1506
(Registrant's telephone number, including area code)

Medivisor, Inc.
326 Walt Whitman Road
Suite 208
Huntington Station, NY 11746
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-
2(b)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 1.01 - Entry into a Material Definitive Agreement

No Change.


Item 2.01 - Financial Information

No Change.

Item 5.01 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to a Waiver of Notice of Shareholders' Meeting of Blast Applications, Inc. (the "Company") held July 24, 2009, with the majority of the Company's shares voted, the slate of Company's board of directors and executive management has been changed pursuant to a change in the Corporation's business operations. Pursuant to the vote of the majority shareholder(s), effective July 24, 2009 Wayne H. Wertheim will no longer serve as Executive Vice President and Director; and Prudence L. Ferrone will no longer serve as Vice President and Director; and David Grossman will no longer serve as Chief Medical Officer. Additionally, the Company's executive management and board of directors now consists of Dino Luzzi as Chief Executive Officer and Chairman of the Company's board of directors, leaving four (4) vacant seats to be filled on the board of directors.

On Friday, August 31, 2009, the Company's board of directors resolved to elect Bob Pintucci as its Chief Financial Officer.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2009 at a Special Shareholder's Meeting the majority of the voting shareholder interests voted to change the Company's name from Medivisor, Inc. to Blast Applications, Inc. and to amend its Certificate of Incorporation with the State of Delaware, accordingly. The certificate of amendment filed by the Company, included a change in the Company's authorized shares of common stock from one hundred fifty million, of which one hundred million were classified as Common Stock and fifty million was classified as Preferred Stock. Pursuant to the certificate of amendment filed with the State of Delaware, the Company sought to change its authorized shares to reflect two billion nine hundred and fifty million shares of Common Stock authorized and fifty million shares of Preferred Stock authorized.

On July 10, 2009, at a meeting of the Company's board of directors, the board resolved to (i.) change the Company's name, (ii.) apply for a new CUSIP number, (iii.) apply for a new trading symbol, and (iv.) change the classification of business from a Health and Allied Services business to a web solutions and marketing company.

On July 24, 2009, the Secretary of the State of Delaware approved the Company's Certificate of Amendment with respect to its name change and the Company's amendment to increase its authorized shares.

Item 9 - Financial Statements and Exhibits

No Change.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLAST APPLICATIONS, INC. (Registrant)

Date:	September 14, 2009



Candido Dino Luzzi
Chairman and Chief Executive Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLAST APPLICATIONS, INC.

September 14, 2009

By: /s/ Candido Dino Luzzi
Candido Dino Luzzi
Chairman and Chief Executive Officer